UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report: February 14, 2005 (Date of earliest event reported):

VISUAL NETWORKS, INC

(Exact name of registrant as specified in its charter)

Delaware	000-23699	52-1837515
(State or other jurisdiction of Identification No.)	(Commission File No.)	(IRS Employe incorporation)

2092 Gaither Road
Rockville, Maryland 20850
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (301) 296-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 14, 2005, we announced our financial results for the quarter and year ended December 31, 2004. A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 5.02.      DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     (b)      On February 14, 2005, Scott Stouffer, our founder and former CEO and chairman, retired from our Board of Directors after more than twelve years of service. As a result, we decreased the size of our board from seven to six members. Mr. Stouffer will continue to serve the company as a consultant through year end.

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS

     (c)      Exhibits:

99.1	Press Release dated February 14, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISUAL NETWORKS, INC.
By:	s/ Donald E. Clarke
Donald E. Clarke
Executive Vice President and Chief Financial Officer

Dated: February 14, 2005

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated February 14, 2005.

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